Exhibit 10(i)
Execution Copy
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of February 12, 2007 (this “Amendment”), is by and among Universal Forest Products, Inc., a Michigan corporation (the “Company”), the Canadian Borrower, the lenders party hereto from time to time, some of which lenders are or may be designated from time to time as a syndication agent, documentation agent or co-agent (the “Lenders”) and JPMorgan Chase Bank, N.A., a national banking association, as Agent.
R E C I T A L
     The Company, the Canadian Borrower, the Lenders and the Agent are parties to a Credit Agreement dated as of December 20, 2004 (the “Credit Agreement”). The Company, the Canadian Borrower and the Guarantors desire to amend the Credit Agreement and the Agent and the Lenders are willing to do so in accordance with the terms hereof.
T E R M S
     In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:
ARTICLE 1.
AMENDMENTS
     The Credit Agreement shall be amended as follows:
     1.1 The definitions of Applicable Margin, Canadian Borrower, and Termination Date are restated as follows:
     “Applicable Margin” shall mean, with respect to any Eurodollar Rate Syndicated Loan, BA Rate Syndicated Loan, facility fee under Section 2.5(a), Letter of Credit fee under Section 2.5(b)(i) and usage fee under Section 2.5(c), as the case may be, the applicable percentage set forth in the table below based upon the Adjusted Leverage Ratio, as adjusted on the date 50 days after the end of each of the first three fiscal quarters of each fiscal year of the Company and 95 days after the end of each fiscal year of the Company, and shall remain in effect until the next change to be effected pursuant to this definition, based upon the Adjusted Leverage Ratio as of the last day of the most recently ended fiscal quarter; provided, however, (i) as of the effective date of the First Amendment to this Agreement, and until the Applicable Margin is adjusted for the first time thereafter, as provided in this definition, the Applicable Margin shall be set at Level I, and (ii) upon the occurrence and during the continuance of any Default or Event of Default, the Applicable Margin shall be the highest Applicable Margin set forth in the table below:

Applicable Margin
Eurodollar Rate
Syndicated Loan, BA Rate
	Adjusted Leverage	Syndicated Loan and
Level	Ratio	Letter of Credit Fee	Facility Fee	Usage Fee

I	≤ 0.35 to 1.0	27.0 basis points	8.0 basis points	5.0 basis points

II	> 0.35 to 1.0 and ≤ 0.425 to 1.0	32.5 basis points	10.0 basis points	10.0 basis points

III	> 0.425 to 1.0 and ≤ 0.50 to 1.0	42.5 basis points	12.5 basis points	10.0 basis points

IV	> 0.50 to 1.0 and ≤ 0.55 to 1.0	72.5 basis points	17.5 basis points	12.5 basis points

V	> 0.55 to 1.0	90.0 basis points	25 basis points	12.5 basis points
          “Canadian Borrower” shall mean Universal Forest Products of Canada Inc., a Canadian federal corporation, or such other Restricted Subsidiary of the Company which (i) is organized under the laws of Canada or any political subdivision thereof, (ii) becomes the Canadian Borrower pursuant to the terms of Section 8.1(d), and (iii) is approved by the Agent.
          “Termination Date” shall mean the earlier to occur of (a) February 12, 2012 and (b) the date on which the Commitments shall be terminated pursuant to Section 2.4 or 6.2.
     1.2 Reference in Section 2.1(c) to “$30,000,000” is deleted and “$40,000,000” is substituted in place thereof.
     1.3 Clause (i) of Section 2.1(d) is restated as follows:
(i) the U.S. Dollar Equivalent of the aggregate principal amount of the U.S. Syndicated Loans, the Swingline Loans and the Letters of Credit at any time outstanding to the Company shall not exceed the aggregate U.S. Commitments of all Lenders as of the date any such Advance is made, provided, however, that the U.S. Dollar Equivalent of the aggregate Letters of Credit outstanding at any time shall not exceed $75,000,000 and the U.S. Dollar Equivalent of the aggregate of Swingline Loans at any time outstanding shall not exceed $40,000,000,
     1.4 Reference in clause (iv) of Section 2.1(d) to “$30,000,000” is deleted and “$100,000,000” is substituted in place thereof.

     1.5 Section 2.13(a) is restated as follows:
     (a) Pledges, pursuant to Pledge Agreements, of the Required Percentage of the present and future Capital Stock of certain present and future Foreign Subsidiaries and Guaranties of certain present and future Domestic Subsidiaries such that, at all times, the Domestic Subsidiaries which are not Guarantors and the Foreign Subsidiaries that do not have the Required Percentage of their Capital Stock pledged pursuant to Pledge Agreements do not, if considered in the aggregate as a single Subsidiary, own assets in excess of 10% of the consolidated total assets of the Company and its Restricted Subsidiaries or have revenues in excess of 10% of the consolidated total gross revenues of the Company and its Restricted Subsidiaries (based on the most recent four consecutive fiscal quarters). As used herein, “Required Percentage” means, with respect to any Foreign Subsidiary, (i) if such Foreign Subsidiary is not a “controlled foreign corporation” as defined in the Code, 100% and (ii) if such Foreign Subsidiary is a “controlled foreign corporation” as defined in the Code, 65% of the total voting power of all classes of issued and outstanding voting Capital Stock of such Foreign or in excess of such percentage of the total voting power which as a result of changes enacted after the date hereof in the Code or for any other reason may be pledged without constituting the pledge an investment of earnings in the United States property under section 956 of the Code.
     1.6 Clause (c) of Section 2.14(i) is restated as follows:
     (c) the amount of such increase in the aggregate amount of the U.S. Commitments shall not be greater than $100,000,000, and shall not cause the aggregate amount of all U.S. Commitments to exceed $400,000,000, and the amount of such increase in the aggregate amount of the Canadian Commitments shall not cause the aggregate amount of all Canadian Commitments to exceed $100,000,000;
     1.7 The following phrase is deleted from Section 5.1(d)(ii): “and consolidating summary financial statements reasonably acceptable to the Agent reflecting the Company and its Restricted Subsidiaries and all Unrestricted Subsidiaries as of the end of such quarter,”. The Borrowers and the Lenders agree that the modification of the Credit Agreement under this Section 1.6 is effective as of the Effective Date of the Credit Agreement and the Lenders waive any Default or Event of Default that may have been caused by the failure of the Company to deliver the consolidating summary financial statements reasonably acceptable to the Agent required under Section 5.2(d)(ii) prior to the date of this Amendment.
     1.8 Each Lender’s U.S. Commitment and Canadian Commitment are amended to equal the respective amounts set forth opposite such Lender’s name on the signature pages hereof under the heading “U.S. Commitment” and “Canadian Commitment”, as the case may be.
     1.9 Each of the schedules attached hereto replaces the corresponding schedule attached to the Credit Agreement.

ARTICLE 2.
REPRESENTATIONS
     Each Borrower represents and warrants to the Agent and the Lenders that:
     2.1 The execution, delivery and performance by it of this Amendment have been duly authorized by all necessary corporate action and are not in contravention of any material law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of its charter or by-laws, or of any material contract or undertaking to which it is a party or by which it or its property is bound or affected and do not result in the imposition of any Lien except for Permitted Liens.
     2.2 This Amendment is the legal, valid and binding obligations of it enforceable against it in accordance with their respective terms; except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors’ rights and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to equitable defenses and to the discretion of the court before which any proceedings may be brought.
     2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Article IV of the Credit Agreement and in any other Loan Document shall be true and correct in all material respects on and as of the date hereof as if such representations and warranties were made on and as of the date hereof; provided that, to the extent that any of such representations and warranties incorporate any of the Schedules referenced in Section 1.8 of this Amendment, such representations and warranties shall be deemed to incorporate and make reference to, in lieu of the original Schedule, the appropriate Restated Schedule referenced in Section 1.8.
     2.4 No Event of Default or Default exists on the date hereof.
ARTICLE 3.
CONDITIONS PRECEDENT.
          This Amendment shall become effective as of the date hereof, provided that each of the following has been satisfied:
     3.1 This Amendment shall be signed by the Borrowers, the Agent and the Lenders.
     3.2 Each Guarantor shall have executed the Consent and Agreement attached hereto.
     3.3 The Borrower shall pay to the Agent, for the pro rata benefit of each Lender based on such Lender’s Commitments (after giving effect to this Amendment), an amendment fee in an amount equal to five (5) basis points on the sum of such Lender’s Commitments as of the date hereof after giving effect to this Amendment.
     3.4 The Borrowers shall deliver to the Agent such board resolutions, incumbency certificates and legal opinions required by the Agent.
     3.5 The Borrowers shall deliver to the Agent such other agreements and documents in connection herewith as requested by the Agent.
ARTICLE 4.
MISCELLANEOUS.
     4.1 References in any Loan Document to the Credit Agreement shall be deemed references to the Credit Agreement as amended hereby and as further amended from time to time.
     4.2 Each Borrower acknowledges and agrees that the Agent, the Syndication Agent, the Documentation Agent and the Lenders have fully performed all of their obligations under all documents executed in connection with the Loan Documents and all actions taken by the Agent, the Syndication Agent, the Documentation Agent and/or the Lenders are reasonable and appropriate under the circumstances and within their rights under the Loan Documents. Each Borrower represents and warrants that it is not aware of, and hereby waives, any claims or causes of action against the Agent, the Syndication Agent, the Documentation Agent or any Lender, any participant lender or any of their successors or assigns.
     4.3 Except as expressly amended hereby, each Borrower agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any Loan Document or any transactions in connection therewith. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.
     4.4 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be enforceable as originals.

          IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

UNIVERSAL FOREST PRODUCTS, INC.

By:

Print Name:

Its:

UNIVERSAL FOREST PRODUCTS OF CANADA INC.

By:

Print Name:

Its:

JPMORGAN CHASE BANK, N.A., as a Lender and as Agent

By:

Print Name:

Its:

U.S. Commitment: $37,200,000
Canadian Commitment: $10,000,000
Applicable Lending Office in Canada:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH

By:

Print Name:

Its:

WACHOVIA BANK, NA

By:

Print Name:

Its:

U.S. Commitment: $33,600,000
Canadian Commitment: $0

LASALLE BANK MIDWEST NATIONAL ASSOCIATION, formerly known as STANDARD FEDERAL BANK, NA

By:

Print Name:

Its:

U.S. Commitment: $33,600,000
Canadian Commitment: $0

FIFTH THIRD BANK

By:

Print Name:

Its:

U.S. Commitment: $33,600,000
Canadian Commitment: $0

NATIONAL CITY BANK

By:

Print Name:

Its:

U.S. Commitment: $33,600,000
Canadian Commitment: $10,000,000
Applicable Lending Office in Canada:

NATIONAL CITY BANK, CANADA BRANCH

By:

Print Name:

Its:

COMERICA BANK

By:

Print Name:

Its:

U.S. Commitment: $27,600,000
Canadian Commitment: $5,000,000
Applicable Lending Office in Canada:

COMERICA BANK, CANADA BRANCH

By:

Print Name:

Its:

BANK OF AMERICA, N.A.

By:

Print Name:

Its:

U.S. Commitment: $27,600,000
Canadian Commitment: $0

BMO CAPITAL MARKETS FINANCING, INC.

By:

Print Name:

Its:

U.S. Commitment: $27,600,000
Canadian Commitment: $5,000,000
Applicable Lending Office in Canada:

BANK OF MONTREAL

By:

Print Name:

Its:

WELLS FARGO BANK, N.A.

By:

Print Name:

Its:

U.S. Commitment: $27,600,000
Canadian Commitment: $0

HUNTINGTON NATIONAL BANK

By:

Print Name:

Its:

U.S. Commitment: $18,000,000
Canadian Commitment: $0

CONSENT AND AGREEMENT
          As of the date and year first above written, each of the undersigned hereby:
          (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby, and agrees to all terms and provisions of the above letter applicable to it;
          (b) agrees that its Guaranty and all other Loan Documents executed by the undersigned in connection with the Credit Agreement or otherwise in favor of the Agent and/or the Lenders (collectively, the “Documents”) are hereby ratified and confirmed and shall remain in full force and effect, and the undersigned acknowledges that it has no setoff, counterclaim, defense or other claim or dispute with respect to any Document or any transactions in connection therewith; and
          (c) acknowledges that it is in its interest and to its financial benefit to execute this consent and agreement.

UNIVERSAL FOREST PRODUCTS RMS, LLC

By:

Print Name:

Its:

UFP TRANSPORTATION, INC.

By:

Print Name:

Its:

UNIVERSAL FOREST PRODUCTS, INC.

By:

Print Name:

Its:

UNIVERSAL FOREST PRODUCTS TEXAS LIMITED PARTNERSHIP

By:

Print Name:

Its:

UNIVERSAL FOREST PRODUCTS HOLDING COMPANY, INC.

By:

Print Name:

Its:

UNIVERSAL FOREST PRODUCTS WESTERN DIVISION, INC.

By:

Print Name:

Its:

UNIVERSAL FOREST PRODUCTS EASTERN DIVISION, INC.

By:

Print Name:

Its:

UNIVERSAL TRUSS, INC.

By:

Print Name:

Its:

UNIVERSAL FOREST PRODUCTS RECLAMATION CENTER, INC.

By:

Print Name:

Its:

UNIVERSAL FOREST PRODUCTS OF MODESTO L.L.C.

By:

Print Name:

Its:

TRESSTAR, LLC

By:

Print Name:

Its:

UFP VENTURES, INC.

By:

Print Name:

Its:

UFP REAL ESTATE, INC.

By:

Print Name:

Its:

INDIANAPOLIS REAL ESTATE, LLC

By:

Print Name:

Its:

UFP VENTURES II, INC.

By:

Print Name:

Its:

UNIVERSAL CONSUMER PRODUCTS, INC.

By:

Print Name:

Its:

UNIVERSAL FOREST PRODUCTS WESTERN PURCHASING, LLC

By:

Print Name:

Its:

UNIVERSAL FOREST PRODUCTS EASTERN PURCHASING, INC.

By:

Print Name:

Its: